UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2000

Sepracor Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation	0-19410 (Commission File Number)	22-2536587 (IRS Employer Identification No.)

84 Waterford Drive Marlborough, MA (Address of Principal Executive Offices)		01752 (Zip Code)

Registrant’s telephone number, including area code:  (508) 481-6700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On February 17, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Sepracor Inc. (the “Company”) authorized the payment of annual bonus awards to the Company’s Named Executive Officers (as defined in Item 402(a)(3) of Regulation S-K) for work performed by each such officer during the year ended December 31, 2004 (“2004 bonus award”) and approved annual base salaries (effective as of January 1, 2005) for each Named Executive Officer.  The 2004 bonus award for each officer was based, in part, on the Company’s overall performance, as well as such officer’s individual performance. The Company’s 2004 bonus plan, a summary of which is attached to this Current Report on Form 8-K as Exhibit 10.1 (the “2004 Bonus Plan Summary”), established a target 2004 bonus award for each Named Executive Officer.  These target 2004 bonus awards are set forth in the attached 2004 Bonus Plan Summary. The following table sets forth the actual cash payments to each Named Executive Officer in respect of his 2004 bonus award and the 2005 annual base salary for each such officer.

Named Executive Officer	Bonus for 2004 Performance	2005 Annual Base Salary

Timothy J. Barberich Chief Executive Officer	$190,814	$550,000

William J. O’Shea President and Chief Operating Officer	$168,831	$450,000

Mark H.N. Corrigan, M.D. Executive Vice President, Research and Development	$141,075	$410,000

David P. Southwell Executive Vice President, Chief Financial Officer and Secretary	$116,607	$350,000

Robert F. Scumaci Executive Vice President, Finance and Administration, and Treasurer	$104,181	$325,000

Douglas E. Reedich, Ph.D., J.D. Senior Vice President, Legal Affairs	$74,100	$310,000

On February 17, 2005, the Compensation Committee established a bonus program for the Company’s executive officers for fiscal year ended December 31, 2005 (the “2005 Bonus Plan”).  Pursuant to the 2005 Bonus Plan, a summary of which is attached hereto as Exhibit 10.2 (the “2005 Bonus Plan Summary”), the Compensation Committee may grant discretionary bonuses to the Company’s Named Executive Officers for work performed during 2005. The 2005 Bonus Plan also provides for a target 2005 bonus for each Named Executive Officer.  These target 2005 bonuses are set forth in the attached 2005 Bonus Plan Summary.

Item 9.01.  Financial Statements and Exhibits

                (c)           Exhibits

                                See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sepracor Inc.

Date: February 24, 2005	By:	/s/ Robert F. Scumaci

Robert F. Scumaci
Executive Vice President, Finance and
Administration

EXHIBIT INDEX

Exhibit No.	Description

10.1	2004 Bonus Plan Summary

10.2	2005 Bonus Plan Summary